UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In response to the ongoing COVID-19 pandemic, the senior leadership team and directors of Hyatt Hotels Corporation (the “Company” or “Hyatt”) have agreed to voluntarily reduce their compensation for the remainder of 2020. Pursuant to compensation waiver letters entered into with Hyatt (collectively, the “Compensation Waivers”): (i) our Executive Chairman of the Board of Directors, Thomas J. Pritzker, and our President and Chief Executive Officer, Mark S. Hoplamazian, have each agreed to reduce their respective base salaries to zero (except amounts sufficient to cover employee benefit premiums) through December 31, 2020, (ii) our Executive Vice President, Chief Financial Officer, Joan Bottarini, our Executive Vice President, Global President of Operations, H. Charles Floyd, and our Executive Vice President, Chief Commercial Officer, Mark R. Vondrasek, along with the other members of the Company’s senior leadership team, have each agreed to reduce their respective base salaries by 20% through December 31, 2020, and (iii) each of the Company’s directors has waived applicable cash retainers, committee fees, and any dividend equivalent payments with respect to compensation earned during the third and fourth calendar quarters of 2020, and have agreed to a delay of applicable annual equity retainers until such later time in calendar year 2020 as may be determined. Each of these compensation reductions is effective as of June 1, 2020. The compensation reductions will serve as an additional contribution to the Hyatt Care Fund, which has been established to assist colleagues with the most pressing financial needs during this time.

The Board of Directors of the Company previously adopted, subject to stockholder approval, the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (the “2020 LTIP”), which was approved by the Company’s stockholders on May 20, 2020 at the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”), as described below. The 2020 LTIP (i) increased the share limit by 8,000,000 shares, to 22,375,000, and established a fungible share counting mechanism to more accurately reflect the cost of awards issued under the 2020 LTIP and debit the share reserve accordingly; (ii) removed provisions intended to enable awards to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, due to changes in the law pursuant to the Tax Cuts and Jobs Act of 2017 eliminating this concept; (iii) limited the value of compensation paid (including compensation paid in the form of awards under the 2020 LTIP) to non-employee directors in any calendar year to $750,000; (iv) permitted tax withholding up to the maximum statutory rate under the 2020 LTIP to provide better flexibility for employees to satisfy applicable tax obligations; (v) extended the term of the 2020 LTIP by 10 years until the 10th anniversary of the date on which the 2020 LTIP was approved by the Company’s stockholders; (vi) limited payment of dividend equivalents until vesting of the underlying award with respect to all awards (broadening the prior limitation applicable to performance-vesting awards); and (vii) added clarifying language to emphasize each of the following provisions: (a) liberal share recycling is not permitted (specifically, shares withheld to satisfy exercise price and tax withholding obligations will not be added back to the pool of shares available for grant), (b) reload stock option grants are not permitted, and (c) awards are subject to the Company’s stock ownership guidelines and anti-hedging/pledging policies.

The Board of Directors of the Company also previously adopted, subject to stockholder approval, the Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan (the “2020 ESPP”), which was approved by the Company’s stockholders at the Annual Meeting, as described below. The 2020 ESPP (i) increased the share limit by 650,000 shares; (ii) provided flexibility for the talent and compensation committee to set the option price per share of Class A common stock under the 2020 ESPP at or above 85% of the lesser of the fair market value of a share of Class A common stock on the date of exercise and the date of grant for the offering period; (iii) extended the term of the 2020 ESPP by 10 years until the 10th anniversary of the date on which the 2020 ESPP was approved by the Company’s stockholders; and (iv) provided flexibility for purposes of administration of the 2020 ESPP with respect to participants in non-U.S. jurisdictions (if any).

The foregoing descriptions of the 2020 LTIP and the 2020 ESPP are qualified in their entirety by reference to the text of such plans, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 20, 2020. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.	The Company’s stockholders elected each of the following directors to serve until the Company’s 2023 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Thomas J. Pritzker	682,875,760	661,457	2,924,786
Pamela M. Nicholson	683,175,561	361,656	2,924,786
Richard C. Tuttle	682,871,888	665,329	2,924,786
James H. Wooten, Jr.	683,265,969	271,248	2,924,786

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2020 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
686,102,114	175,047	184,842	0

3.	The Company’s stockholders approved the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
682,926,491	429,871	180,855	2,924,786

4.	The Company’s stockholders approved the Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
683,220,996	135,569	180,652	2,924,786

5.	The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
683,094,790	259,856	182,571	2,924,786

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan

10.2	Hyatt Hotels Corporation Second Amended and Restated Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: May 21, 2020	By:	/s/ Margaret C. Egan
	Name:	Margaret C. Egan
	Title:	Executive Vice President, General Counsel and Secretary